                         DATED          2 JULY           1996




                                       BETWEEN

                        NEVILLE JEFFRESS HOLDINGS PTY LIMITED
                                   ACN 000 331 680

                                         AND

                               PETZOW HOLDINGS PTY LTD
                                   ACN 002 983 557

                                         AND

                              TMP AUSTRALIA PTY LIMITED
                                   ACN 074 319 396

                                         AND

                          NEVILLE JEFFRESS AUSTRALIA PTY LTD
                                   ACN 000 155 448




                          SHARE SALE AND PURCHASE AGREEMENT
                    RELATING TO THE ENTIRE ISSUED SHARE CAPITAL OF
                        NEVILLE JEFFRESS AUSTRALIA PTY LIMITED
                                   ACN 000 155 448




                                    D U N H I L L
                                     M A D D E N
                                     B U T L E R


                                      SOLICITORS
                                        Sydney
                            16 Barrack Street, Sydney 2000
                              New South Wales, Australia
                               GPO Box 427, Sydney 2001
                                    DX 254 SYDNEY
                              Telephone:  (02) 295 9999
                             International:  612 295 9999
                                 Fax:  (02) 295 9990
                          E.mail:  100252-1033@compuserve.com

                                   Ref:  MBY:890598

                          SYDNEY  -  MELBOURNE   -  BRISBANE

                                  TABLE OF CONTENTS


CLAUSE                                                                     PAGE


1.       DEFINITIONS AND INTERPRETATION.....................................  1

2.       SALE OF THE SALE SHARES............................................  7

3.       CONSIDERATION......................................................  7

4.       SUBSCRIPTION AMOUNT, REPAYMENT OF INTER-GROUP BORROWINGS AND DISPOSAL
         OF SURPLUS ASSETS..................................................  9

5.       COMPLETION......................................................... 10

6.       WARRANTIES AND INDEMNITY........................................... 13

7.       NON-DISCLOSURE OF CONFIDENTIAL INFORMATION......................... 17

8.       THE NJ GUARANTEES AND THE NJA GUARANTEES........................... 18

9.       FURTHER ASSURANCE.................................................. 18

10.      ANNOUNCEMENTS AND INFORMATION...................................... 19

11.      GENERAL............................................................ 20

12.       NOTICES........................................................... 21

13.      PROPER LAW......................................................... 22

14.      DEBTORS............................................................ 22

SCHEDULE 1
NEVILLE JEFFRESS AUSTRALIA PTY LTD GROUP..................................... 23

SCHEDULE 2
WARRANTIES................................................................... 25

SCHEDULE 3
PROPERTIES - LEASEHOLD....................................................... 42

SCHEDULE 4
DEED OF INDEMNITY............................................................ 45

SCHEDULE 5
NJ GUARANTEES................................................................ 50

SCHEDULE 6
INTELLECTUAL PROPERTY RIGHTS................................................. 56

SCHEDULE 7
CONSIDERATION ADJUSTMENT..................................................... 57

SCHEDULE 8
SURPLUS ASSETS............................................................... 62

SCHEDULE 9
FACTORING ARRANGEMENTS....................................................... 63

SCHEDULE 10
NJA GUARANTEES............................................................... 64

ANNEXURE A
ACCOUNTS..................................................................... 69

THIS AGREEMENT is made the         2nd            day of July 1996.


BETWEEN: NEVILLE JEFFRESS HOLDINGS PTY LIMITED ACN 000 331 680 of 7/13
         Parraween Street, Cremorne, Sydney ("NJA") and PETZOW HOLDINGS PTY LTD ACN 002 983 557 ("Petzow") (hereinafter jointly referred to as the "Vendor")

         TMP AUSTRALIA PTY LIMITED ACN 074 319 396 of Level 5, 16 Barrack Street, Sydney ("Purchaser")

AND NEVILLE JEFFRESS AUSTRALIA PTY LIMITED ACN 000 155 448 of 7/13 Parraween Street, Cremorne, Sydney ("Company")

WHEREAS:

A.       The Company is incorporated in Australia.

B. The Company has, at the date of this Agreement, an issued capital of $1,220,000 divided into 1,220,000 ordinary shares of $1.00 each, all of which shares are fully paid ("Sale Shares").

C. The Vendor has agreed to transfer to the Purchaser the whole of the issued share capital of the Company, being the Sale Shares, the Vendor being unconditionally entitled to be the registered holder of the Sale Shares and has agreed to give the Warranties (as here and after defined).

D. This Agreement sets out the terms and conditions on which the Vendor is willing to sell and the Purchaser is willing to purchase the Sale Shares.


NOW IT IS HEREBY AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      In this Agreement, unless the context otherwise requires:

         "ACCOUNTS" means the consolidated audited profit and loss account of the Company for the year ended on the Accounts Date and the consolidated audited balance sheet of the Company as at that date together with all notes, reports and other documents annexed thereto;

         "ACCOUNTING STANDARDS" means:

         (a)     the accounting standards as defined in the Corporations Law;

         (b) where not inconsistent with the accounting standards referred to in paragraph (a) the Australian Accounting Standards; and

         (c) where not inconsistent with the accounting standards referred to in paragraph (a) or Australian Accounting Standards, generally accepted accounting principles and practices in Australia consistently applied.

         "ACCOUNTS DATE" means 30 June 1995;

         "AUDITOR" means the auditors of the Company at the date hereof;

         "AUSTRALIAN ACCOUNTING STANDARDS" means the accounting standards issued by the Institute of Chartered Accountants in Australia and the Australian Society of Certified Practising Accountants;

         "BUSINESS DAY" means a day (not being a Saturday) on which banks are open for business in Sydney;

         "COMPLETION" means completion of the sale and purchase of the Sale Shares as provided in Clause 5;

         "COMPLETION DATE" means the date hereof;

         "CONSIDERATION" has the meaning given thereto in Clause 3;

         "CONSIDERATION ADJUSTMENT" means the positive or negative adjustment to the Consideration determined in accordance with Schedule 7;

         "DEED OF INDEMNITY" means the deed in the form set out in Schedule 4;

         "DISCLOSURE LETTER" means the letter of even date herewith from the Vendor to the Purchaser in relation to the Warranties;

         "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating) pledge, lien (including, without limitation any unpaid vendor's lien or similar), option, hypothecation, title retention or conditional sale agreement, lease, hire or hire purchase agreement, option, restriction as to transfer, use or possession, easement, subordination to any right of any other person, and any other encumbrance or security interest;

         "ENCUMBER" means to create an Encumbrance;

         "FRANKABLE DIVIDEND" has the same meaning as in 160APA of the Income Tax Assessment Act;

         "GROUP COMPANIES" means the Company and its subsidiaries at Completion being those companies listed in Schedule 1;

         "INSOLVENCY EVENT" means:

         (a)     the bankruptcy of the person concerned;

         (b) the appointment of an official manager in respect of all or any part of the property of the person concerned;

         (c) the entry by the person concerned into a scheme of arrangement or a composition with, or assignment for the benefit of, all or any class of its creditors, or a moratorium involving any of them;

         (d) the person concerned being or stating that it is unable to pay its debts within the meaning of 460(2) of the Corporations Law;

         (e) the person concerned being or stating that it is unable to pay its debts when they fall due;

         (f) the appointment of a receiver, receiver and manager, provisional liquidator or administrator in respect of the person concerned or any part of its property;

         (g) the making of a winding up order, or the passing of or attempted passing of a resolution for winding up, in respect of the person concerned except for the purposes of reconstruction including, without limitation, the issue of a notice of meeting at which it is proposed to consider such resolutions;

         (h) an application being made (which is not dismissed within five Business Days) for an order, resolution being passed or proposed, a meeting being convened or any other action being taken to cause anything described above;

         (i) anything analogous to or of a similar effect to anything described above under the law or any relevant jurisdiction; and

         (j) any valid attempt to enforce any Encumbrance over any of the assets of a Group Company.

         "INTELLECTUAL PROPERTY RIGHTS" means all rights in or arising out of patents, trade, service and other marks, registered designs (and applications for all of the same), copyrights, trade, product, brand and business names, get-ups, inventions, discoveries, improvements, designs, techniques, computer programs, trade secrets, technical and commercial know-how and confidential processes and information and the full right to all intellectual property and legal protection relating to the same of a Group Company, the details of which are set out in
         Schedule 6;

         "LEASED PROPERTIES" means the properties leased by the Group Companies in the conduct of their business, the details of which are set out in
         Schedule 3;

         "LEGISLATION" includes any treaty, statute, statutory instrument, directive, regulation, by-law, official instruction and any like legislative or other document, whether of Australia or elsewhere;

         "NEVILLE JEFFRESS LIABILITY" means the amount (if any) owed by the Company to the Vendor on the Completion Date;

         "NEW LEASES" means the premises leased by a Group Company by or on Completion the details of which are included in Schedule 3;

         "NJ GUARANTEES" means the guarantees given by the persons listed in
         Schedule 5 in respect of the obligations owed by a Group Company, the details of which are also set out in Schedule 5;

         "NJA GUARANTEES" means the guarantees given by Group Companies of obligations owed by persons other than Group Companies including those set out in Schedule 10;

         "PURCHASER'S SOLICITORS" means Dunhill Madden Butler;

         "STOCK" means all the items of stock-in-trade of the Group Companies at the Completion Date;

         "STOCK EXCHANGE" means any Stock Exchange in Australia, the United Kingdom or the United States;

         "SUBSCRIPTION AMOUNT" means an amount equal to the Neville Jeffress Liability;

         "SURPLUS ASSETS" means the assets or former assets of the Company listed in Schedule 8;

         "SURPLUS LIABILITIES" means the liabilities relating to the Surplus Assets which have been identified to the Purchaser;

         "TAX" OR "TAXES" includes:

         (a) all taxes levied, imposed or assessed under to the Income Tax Assessment Act or any other statute, ordinance or law, in Australia or elsewhere; and

         (b) taxes in the nature of sales tax, consumption tax, value added tax, payroll tax, group tax, PAYE, undistributed profits tax, fringe benefits tax, recoupment tax, withholding tax, land tax, water rates, municipal rates, stamp duties, gift duties or other state, territorial, Commonwealth or municipal charges or impositions levied, imposed or collected by any government body together with any additional tax, interest, penalty, charge, fee or other amount of any kind assessed, charged or imposed in relation to the non, late or short payment of the same or the failure to file any return;

         "VENDOR'S GROUP" means the Vendor and any holding company or subsidiary of the Vendor or such holding company (other than the Group Companies);

         "VENDOR" and "PURCHASER" shall include their respective personal representatives, executors, successors and permitted assigns;

         "VENDOR'S DIVIDEND" means the dividend in respect of the 1996/1997 financial year to be paid to the Vendor by the Company out of its profits and/or reserves, the details of which have been provided to the Purchaser at least 4 days prior to Completion;

         "VENDOR'S SOLICITORS" means Roper and Steggall; and

         "WARRANTIES" means the representations and warranties contained in Clause 6 and Schedule 2.

1.2 References in this Agreement to any Legislation shall be construed as references to such legislation as replaced, re-enacted, extended or amended from time to time (whether before or after the date hereof) and any past Legislation which it replaced, re-enacted, extended or amended.

1.3 The Schedules and Annexures form an integral part of this Agreement and references to "Agreement" shall be construed accordingly.

1.4 References to Recitals, Clauses, Schedules and Annexures are, unless otherwise stated, references to recitals to, clauses of, schedules and Annexures to this Agreement.

1.5 A document expressed to be "in the agreed form" shall be to documents the terms and conditions of which have been approved by each of the parties and initialled by or on behalf of them.

1.6      Words in the singular include the plural and vice versa.

1.7 Words importing the masculine gender include the feminine and neuter and vice versa.

1.8 References to persons include bodies corporate, unincorporated associations, partnerships or an authority.

1.9 Headings and the use of bold type in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

1.10 Obligations owed by the Vendor under this Agreement are owed jointly and severally by NJH and Petzow.

1.11 Any statement in this Agreement that is qualified by the expression "so far as the Vendor is aware" or any similar expression is to be taken to include an additional statement that it has been made after due and careful enquiry.


2.       SALE OF THE SALE SHARES

2.1 The Vendor shall sell with full title and the Purchaser, relying on the Warranties and undertakings by the Vendor herein contained, shall purchase the Sale Shares free from all Encumbrances and together with all accrued benefits and rights attaching thereto save as set out in this Agreement.

2.2 The Vendor hereby waives all or any rights and restrictions under the Articles of Association of the Company or otherwise to have the Sale Shares or any of them offered to it for purchase or to have any other shares in the capital of the Company issued to it or offered to it for purchase or subscription and agrees to procure before Completion the irrevocable waiver of any such rights or restrictions conferred on any other person.

2.3 Neither the Vendor nor the Purchaser shall be obliged to complete the sale or purchase of any of the Sale Shares unless the sale and the purchase of all the Sale Shares is completed simultaneously.


3.       CONSIDERATION

3.1 Subject to clause 3.2, the consideration for the sale and purchase of the Sale Shares ("Consideration") shall be:

         (a) if the Completion Date is on or before 2 July 1996 the sum of $14,400,000; or

         (b) if the Completion Date is after 2 July 1996 the sum of $14,340,000.

3.2      The Consideration shall be satisfied by:

         (a) the payment by bank cheque to the Vendor (or as the Vendor nominates in writing) on the Completion Date of the sum of $12,000,000 if clause 3.1(a) applies or $11,940,000 if clause
                 3.1(b) applies;

         (b) the payment by bank cheque to the Vendor (or as the Vendor nominates in writing) of an amount equal to:

                 (A) $14,400,000 if clause 3.1(a) above applies or $14,340,000 if clause 3.1(b) above applies;

                 (B)    Less the clause 3.2(a) amount paid on the Completion
                        Date,

                 on the Business Day on or next following 90 days after the Completion Date or 3 Business Days after the agreement of the Completion Accounts under Schedule 7, whichever is the later.

3.3 The Consideration is to be adjusted by the Consideration Adjustment calculated in accordance with Schedule 7.

3.4      (a)     If the Consideration Adjustment is a positive amount, the
                 payment required to be made by the Purchaser to the Vendor under clause 3.2(b) shall be increased by the Consideration
                 Adjustment; and

         (b) if the Consideration Adjustment is a negative amount, the payment required to be made by the Purchaser to the Vendor under clause 3.2(b) shall be reduced by the Consideration Adjustment and if the clause 3.2(b) amount becomes negative, then an amount equal to the negative figure will be paid by the Vendor on this date to the Purchaser by bank cheque.

3.5 Payments to the Vendor under this clause 3 shall be paid as between NJH and Petzow in proportion to each's shareholding in the Company immediately prior to Completion.

4. SUBSCRIPTION AMOUNT, REPAYMENT OF INTER-GROUP BORROWINGS AND DISPOSAL OF SURPLUS ASSETS

4.1 The Purchaser agrees to subscribe or lend to the Company on or before 30 days after Completion the Subscription Amount, such sum to be provided to the Company by way of equity or loan funds at the option of the Purchaser and otherwise in accordance with the terms of this Agreement.

4.2 Upon receipt the Company shall pay the whole of the Subscription Amount to the Vendor in full settlement of all monies owing by the Group Companies to the Vendor's Group including the Neville Jeffress Liability and the Vendor acknowledges on behalf of itself and the Vendor's Group that upon payment to it of the Subscription Amount the Group Companies will have no outstanding obligation or liability to the Vendor's Group other than their commitments under the New Leases.

4.3 The Vendor on or before Completion shall have procured the payment to the Group Companies in cash of all amounts (whether in the nature of principal, interest, reimbursement or otherwise) owing to the Group Companies by the Vendor's Group whether or not those amounts are then due.

4.4 The Vendor on or before Completion shall have procured the payment by the Group Companies in cash of all amounts (whether in the nature of principal, interest, reimbursement or otherwise) owing by the Group Companies to the Vendor's Group whether or not those amounts are then due other than for the Neville Jeffress Liability.

4.5 The parties acknowledge that the Group Companies shall on or before Completion transfer out of the Group Companies the Surplus Assets listed in Schedule 8 and the Vendor shall have caused to be assumed outside the Group Companies the obligations owed under the Surplus Liabilities and the Vendor covenants with the Purchaser (for itself and as trustee for the Group Companies) that it shall indemnify the Purchaser and the Group Companies against all liabilities (including without limiting the generality of the foregoing, all costs, claims, expenses, disbursements, losses and payments) incurred, made or suffered in connection with the Surplus Liabilities.

5.       COMPLETION

5.1 Completion shall take place on the Completion Date at the offices of the Vendor when all (but not part only unless the Purchaser so agrees) of the following business shall be transacted:

         (a) the Vendor shall deliver or cause to be delivered to the Purchaser or as it may direct:

                 (i) in respect of the Sale Shares, the relevant certificates together with duly executed transfers thereof in favour of the Purchaser or as it may direct;

                 (ii) if the Purchaser so reasonably requires, any other documents necessary to substantiate the rights of the Vendor to dispose of the Sale Shares and to give good title to the same and enable the Purchaser or its nominees to be registered as the holders thereof;

                 (iii) evidence of the consent by the Commonwealth Bank and AGC (Advances) Limited to the change in control of the Company pursuant to this Agreement;

                 (iv) the written resignation of Neville Jeffress from all the Group Companies including an acknowledgment from him that he has no claim of any nature against the Group Companies whether in respect of salary, fees, compensation for loss of office, loans or otherwise, arising from holding office as a director;

                 (v)    the Deed of Indemnity duly executed by the Vendor;

                 (vi) the certificates of incorporation, minute books, registers and common seals of the Group Companies and all prints of the memorandum and articles of association thereof in the possession of the Vendor;

                 (vii) duly completed authority for the alteration of the signatories of the bank accounts of the Group Companies in the manner required by the Purchaser;

                 (viii) copies of the New Leases duly executed by the lessors and the appropriate Group Companies;

                 (ix) evidence of the change of names of the companies in the Vendor's Group from including either of the words "Neville Jeffress";

                 (x) evidence of the consent by the Australian Media Accreditation Authority to the change in control of the accredited Group Companies pursuant to this Agreement;

                 (xi) evidence of the transfer of the shares in Parapluie Pty Ltd and Parraween Pty Ltd held by Neville Jeffress or the Vendor to NJA;

                 (xii) evidence of the transfer of the shares in Neville Jeffress Armstrong's Inc to persons other than the Group Companies;

                 (xiii) a release of the Sale Shares by the Commonwealth Bank from its charge number 412961 over the Vendor.

         (b) the Vendor shall procure that the following business is transacted at meetings of the directors of Group Companies:

                 (i) the directors of the Company shall approve the transfers of the Sale Shares for registration and the entry of the transferees in the register of members of the Company, in each case, subject only to the transfers being subsequently presented duly stamped;

                 (ii) the situation of the registered office of the Group Companies shall be changed to that nominated by the Purchaser;

                 (iii) all existing mandates for the operation of the bank accounts of the Group Companies shall be revoked and new mandates issued giving authority to those persons nominated by the Purchaser;

                 (iv) any person nominated by the Purchaser for appointment as a director or the secretary of a Group Company shall be so appointed;

                 (v) effect the resignation from his respective office of the director to retire under (a)(iv) above; and

                 (vi) approve the allotment and issue of shares in the Company applied for by the Purchaser (if any) pursuant to clause 4.1 and direct the making of the required entry in the Company's share register and the issue of new share certificates in the name of the Purchaser or its nominee for the shares;

         (c) the Company shall pay or credit on 2 July 1996 and prior to or on Completion the Vendor's Dividend;

         (d) the Vendor shall execute documents, papers, forms and authorisations and depose to or swear all declarations or oaths which may be necessary for securing, completing or enhancing or absolutely vesting full right, title and interest to the Intellectual Property Rights in favour of a Group Company or of conferring on a Group Company all rights of action in relation to any infringement outstanding with respect to the Intellectual Property Rights.

5.2 Unencumbered legal and beneficial title to the Sale Shares passes to the Purchaser on Completion.

5.3      Risk in the Sale Shares passes to the Purchaser on Completion.

5.4      The Purchaser shall not be obliged to complete this Agreement unless:

         (a)     the Vendor complies fully with its obligations under Clause
                 5.1; and

         (b) the sale of all of the Sale Shares is completed (but so that completion of the sale of some of the Sale Shares will not affect the rights of the Purchaser with respect to the others).

5.5 The Vendor hereby declares that following Completion so long as any of the Sale Shares remain under its control it will hold such shares and the dividends and other distributions of profits or surplus or other assets in respect thereof and all rights arising out of, or in connection therewith, in trust for the Purchaser and its successors in title and at all times thereafter deal with and dispose of the Sale Shares, dividends, distributions and rights as aforesaid as the Purchaser may direct.

6.     WARRANTIES AND INDEMNITY

6.1 The Vendor warrants as at the date of this Agreement to the Purchaser as set out in Schedule 2 knowing that the Purchaser is entering into this Agreement (including without limitation to the generality of the foregoing, purchasing the Sale Shares and procuring the Company to pay the Subscription Amount to the Vendor) relying upon the Warranties set out in Schedule 2.

6.2 The Vendor shall not (in the event of any claim being made against it in connection with the sale of the Sale Shares to the Purchaser) make any claim against a Group Company or against any director or employee of a Group Company on whom it may have relied before agreeing to any term of this Agreement or of the Deed of Indemnity or authorising any statement in the Disclosure Letter.

6.3 Each of the Warranties shall be construed as a separate warranty and (save as expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other Warranty or any other term of this Agreement. The Warranties are subject to the matters disclosed in the Disclosure Letter.

6.4 The Vendor shall immediately disclose to the Purchaser any matter or thing which may arise or become known to it after the date of this Agreement and before Completion which is inconsistent with any of the Warranties or which might render any of them misleading.

6.5 If for any reason there is any interval of time between the date of this Agreement and the date of Completion, then the Vendor shall procure that the Warranties will not be untrue, misleading or breached as if they were repeated as at the date of Completion and on the basis that a reference to the actual date of Completion were substituted for any express or implied reference to the date of this Agreement, and the Warranties shall be deemed to be given by the Vendor at the date of Completion as well as at the date of this Agreement.

6.6 The Purchaser shall be entitled to claim that any of the Warranties is or was untrue or misleading in any material respect or had or had been breached even if the Purchaser could have discovered (but not if the Purchaser or the Purchaser's Solicitors had discovered or could reasonably have discovered or otherwise knew) on or before

       Completion that the Warranty in question was untrue or misleading in any material respect or had been breached and Completion shall not in any way constitute a waiver of any of the Purchaser's rights.

6.7 The rights and remedies of the Purchaser in respect of a breach of any of the Warranties shall not be affected by Completion, by the giving of any time or other indulgence by the Purchaser to any person, by the Purchaser rescinding or not rescinding this Agreement, or by any other cause whatsoever except as provided for in a specific waiver or release by the Purchaser in writing.

6.8 If it shall be found that any matter which is the subject of the Warranties is not as warranted or represented then if the effect is that:

       (a) a Group Company or any asset of any such Group Company is worth less than its value would have been at Completion had there been no such breach of the Warranties; or

       (b) a Group Company has incurred or will incur any liability which it would not have incurred or any liability in excess of the liability which it would have incurred had the matter been as warranted or represented; or

       (c) a Group Company suffers any other loss, direct or indirect, or cost, charge or expense,

       then, without prejudice to any other rights and remedies available at any time to the Purchaser, the Purchaser may at its option in respect of a breach of such Warranties by notice to the Vendor require it to pay forthwith to the Purchaser, an amount equal to the diminution in the value of such assets or the loss occasioned by such liability or excess liability or such other loss, cost, charge or expense.

6.9 The Vendor hereby covenants with the Purchaser that it will at all times, as directed by the Purchaser, pay to the Purchaser an amount equal to any liability payable by a Group Company in respect of any litigation (save for debt collection in the ordinary course of business) or criminal or arbitration proceedings or any proceedings before any tribunal that arises directly or indirectly as a result of any act, omission, event, transaction or series of transactions (including the entering into of this Agreement and/or Completion) occurring wholly on or before Completion.

6.10 In establishing and/or calculating any liability of the Vendor in respect of any Claim (as defined in sub-clause 6.11) the following provisions shall apply:

       (a) the Vendor shall be under no liability unless the Vendor shall have been given written notice by the Purchaser prior to:

             (i) in the case of liability relating to any matter, other than in respect of matters contained in Clause 6.9 and Tax, 30 June 1998; or

             (ii) in the case of liability arising from any matter relating to Tax, the end of the sixth year after the end of the relevant chargeable period for tax purposes of the Company to which the Claim relates (except that there shall be no limit if disclosure by a Group Company or the Vendor when made was not in adherence with the Income Tax Assessment Act in respect of any matter which gives rise to a liability to Taxation); or

             (iii) in the case of liability arising from any matter relating to Clause 6.9, the sixth anniversary of Completion;

       (b) the aggregate sum payable by the Vendor in respect of all Claims under the Warranties and under the indemnities shall not exceed the sum of $14,400,000 less the net amount of capital gains tax payable by the Vendor as a result of this transaction after taking into consideration any refunds of capital gains tax paid as a result of Warranty claims (such sum being no greater than $3,887,700);

       (c) the Purchaser shall not make any Claim or Claims against the Vendor unless the amount of the Claim or the aggregate amount of such Claims shall exceed $20,000 save that no Claim shall be made if the individual amount of such Claim does not exceed $2,000;

       (d) the liability of the Vendor shall be subject to adjustment (including where appropriate repayment to the Vendor in the event that the same reduces a prior Claim already settled by the Vendor) in respect of any right, entitlement, receipt or benefit by a Group Company or the Purchaser which, arises (directly or indirectly) from, or in connection with or as a consequence of or is related to such Claim and which reduces or mitigates the loss of the Purchaser or the Group Company or the liability of the Vendor;

       (e) the Purchaser shall and shall procure that the Company shall at all times hereafter as soon as reasonably practicable disclose in writing to the Vendor all information and documents pertaining to such Claim (or circumstances, action or matter which might give rise to a Claim) and the matters giving rise thereto, and allow the Vendor on reasonable notice and at reasonable times to inspect the files and records of the Group Company and/or the Purchaser relating to the same and, at the Vendor's expense, to take copies of all relevant documents. The Purchaser and/or the Group Company shall take such action as the Vendor may reasonably request to defend, avoid, dispute, resist, compromise, postpone, or appeal against any such Claim (or any circumstances, action or matter which might give rise to the same) and any adjudication in respect thereof including (without prejudice to the generality of the foregoing) instructing professional advisers nominated by the Vendor, at the Vendor's expense, to act in the name of and on behalf of the Purchaser and/or the Group Company but in accordance with the instructions of the Vendor so that the conduct of the same should be delegated entirely to the Vendor provided that the Vendor shall not be permitted at any time to remove any documents and/or information relating to and/or owned by the Group Company or the Purchaser;

       (f) no Claim shall be capable of being validly made to the extent that the Company or the Purchaser is or are indemnified by insurance for such Claim (or would be if the Group Company or the Purchaser had continued to insure in like manner after as before Completion);

       (g) if the Purchaser or the Group Company fails to give written notice in the manner specified in sub-clause 6.10 (e) then the Vendor shall not be liable for such Claim to the extent only that such Claim is in excess of the amount which would otherwise have been payable had such written notice been given as specified, it being intended, by way of example, that if the Claim is for $130,000 and as a result of the Purchaser failing to give the written notice in the manner specified in Clause 6.10 (e) the amount of the Claim is increased by $30,000 to $160,000, the Vendor shall be liable only for $130,000;

       (h) where the Purchaser and/or the Group Company is entitled to recover from some other person any sum in respect of any circumstance, action or matter giving rise to a Claim (including, without limitation to the generality of the foregoing, under the provisions of any statute or extra-statutory concessions relating to Tax for the time being or from time to time in force or available), the Purchaser and/or the Group Company shall undertake reasonable steps to enforce such recovery prior to taking any action against the Vendor, and in the event that such steps are successful, the Claim against the Vendor shall be reduced by the net amount recovered but otherwise the Vendor shall be entitled to an assignment of such right or alleged rights of recovery from the Purchaser or the Group Company, as the case may be;

       (i) nothing contained or referred to in this Agreement or in the Deed of Indemnity shall relieve or be deemed to relieve the Purchaser or the Group Companies from their duty to the Vendor to mitigate its loss;

       (j) any payment made or suffered by the Vendor in respect of a Claim or under any provision of this Agreement or the Deed of Indemnity shall be deemed to be a reduction in the consideration for the Sale Shares.

6.11 "Claim" for the purposes of this Clause 6 includes any claim in respect of any act, transaction, breach, event, default, omission, failure, state of affairs, matter, circumstance or thing whatsoever and however and by whomsoever under or by virtue of the Warranties, the Indemnities, any precontract representation or statements or any of them.


7.     NON-DISCLOSURE OF CONFIDENTIAL INFORMATION

7.1    The Vendor shall procure that its directors and its employees shall:

       (a) not disclose any confidential information of the Company to any person;

       (b) not make use of any confidential information relating to the Company; and

       (c)   maintain strict confidentiality of all confidential information;

       except as required by law, a court of competent jurisdiction, the Stock Exchange or in order to give effect to this Agreement unless and until such confidential information comes into the public domain otherwise than as a result of a breach of this Clause 7.1. The expression "confidential information" in this Clause 7.1 shall include, without limitation, trade secrets, customer lists, lists of suppliers, reports, notes, inventions, know how, memoranda and any other documentary records which are confidential.

7.2 The Vendor hereby covenants on its own behalf and on behalf of the Vendor's Group with the Purchaser that the Vendor's Group will not at any time after Completion use as all or part of their names or as a trade or service mark or part thereof or as the get-up for trading in goods or services, the words "Neville Jeffress" or any colourable imitation thereof (whether or not such words are separated by other words).


8.     THE NJ GUARANTEES AND THE NJA GUARANTEES

       (a) The Purchaser will use all reasonable endeavours to procure that as from Completion the guarantors under the NJ Guarantees ("NJ Guarantors") shall be released from the NJ Guarantees and pending such release the Purchaser covenants with the Vendor (for themselves and as trustee for the other NJ Guarantors) that it shall indemnify the NJ Guarantors against all liabilities (including, without limiting the generality of the foregoing, all costs, claims, expenses, disbursements, losses and payments) incurred, made, paid or suffered in connection with the NJ Guarantees which arise and relate to periods commencing after Completion.

       (b) The Vendor will use all reasonable endeavours to procure that as from Completion the guarantors under the NJA Guarantees ("NJA Guarantors") shall be released from the NJA Guarantees and pending such release the Vendor covenants with the Purchaser (for itself and as trustee for the other NJA Guarantors) that it shall indemnify the NJA Guarantors against all liabilities (including without limiting the generality of the foregoing, all costs, claims, expenses, disbursements, losses and payments) incurred, made, paid or suffered in connection with the NJA Guarantees which arise and relate to periods commencing after Completion.


9.     FURTHER ASSURANCE

9.1 Upon and after Completion the Vendor shall, at the Purchaser's cost, do and execute, or procure to be done and executed, all other necessary and reasonable acts, deeds, documents and things within its power to give effect to this Agreement.

9.2 The Vendor shall provide or procure to be provided to the Purchaser all information in its possession or under its control that the Purchaser shall from time to time reasonably require (both before and after Completion) relating to the business end affairs of the Group Companies and will give or procure to be given to the Purchaser (at its cost) its directors and agents such access (including the right to take copies) to such documents containing such information as the Purchaser may from time to time reasonably require provided that this Clause 9.2 shall cease to apply where the Purchaser may require such information in relation to a breach or alleged breach of Warranty or any Claim.

9.3 The Purchaser shall for a period commencing on Completion and ending one year following the expiration of the relevant time limit for the relevant Claim, provide or procure to be provided to the Vendor, at the Vendor's expense, all information in its possession or under its control that the Vendor shall from time to time reasonably require relating to the Claim being made and will give or procure to be given to the Vendor, its directors and agents such access, at the Vendor's expense (including the right to take copies) on reasonable notice and at reasonable times to such documents in respect of such Claim as the Vendor may from time to time reasonably require provided that the Vendor shall not be entitled at any time to remove any documents and/or information relating to and/or owned by the Group Companies or the Purchaser.


10.    ANNOUNCEMENTS AND INFORMATION

10.1 The Vendor undertakes to provide (save as required by law or court of competent jurisdiction) all such information known to it and relating to the Group Companies as may reasonably be required by the Purchaser for the purpose of complying with any requirements of law.

10.2 Subject to Clause 10.3, the parties shall not disclose the terms of this Agreement and all announcements and circulars by or on behalf of any of the parties hereto and relating to the sale and purchase hereunder (including statements made in annual reports and accounts) shall be in terms to be agreed between the parties.

10.3 Notwithstanding Clause 10.2, the parties to this Agreement may make an announcement concerning this Agreement:

       (a)   if required by law or a court of competent jurisdiction; or

       (b) if required by the Stock Exchange or any recognised stock exchange whether or not such requirement has the force of law and whether or not such requirements have general application or are specific to the sale and purchase of the Sale Shares.


11.    GENERAL

11.1 All provisions of this Agreement shall so far as they are capable of being performed or observed continue in full force and effect notwithstanding Completion except in respect of those matters then already fully performed.

11.2 No party may assign any right under this Agreement without the prior written consent of the other parties.

11.3 Save as expressly provided by this Agreement, this Agreement shall not be varied except in writing signed by duly authorised officers of the parties.

11.4 No delay, neglect or forbearance on the part of any party in enforcing against any other party any obligation under this Agreement shall operate as a waiver or in any way prejudice any right of the first-mentioned party under this Agreement. No waiver of any breach of any provision of this Agreement shall be deemed to authorise any prior or subsequent breach of the same or any other provision. Save where the context otherwise requires, no single or partial exercise by any party of any right, power or remedy hereunder shall preclude any prior or subsequent exercise of the same or any other right, power or remedy.

11.5 Notwithstanding that any one or more provisions of this Agreement may prove to be illegal or unenforceable, the remaining provisions hereof shall continue in full force and effect and the parties shall negotiate in good faith to agree and implement substitute provisions having similar effect so far as the law permits.

11.6 This Agreement and the other documents referred to herein constitute the entire agreement between the parties relating to the transactions contemplated by this Agreement and supersede all previous agreements, arrangements and undertakings between the parties in respect of the subject matter hereof.

11.7 This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The execution by a party of one or more counterparts shall constitute execution by that party of this Agreement for all purposes.

11.8 Each party shall bear its own costs, charges and expenses of and incidental to the entering into and carrying into effect of this Agreement and the documents referred to herein except as otherwise expressly provided in this Agreement.

11.9 The receipt by the Vendor's Solicitors of any sum to be paid to the Vendor under this Agreement shall satisfy and discharge the Purchaser's obligation to pay it to the Vendor.


12.    NOTICES

12.1 Any notice or other document to be served under this Agreement shall be in writing and shall be delivered by hand, facsimile transmission or prepaid registered or recorded delivery post addressed to the other party at the respective address herein contained or such other address as may previously have been notified in writing by such party in respect of itself in accordance with this Clause 12.

12.2 Any notice given pursuant to Clause 12.1 shall be deemed to have been served:

       (a)   if delivered by hand on delivery;

       (b) if sent by facsimile transmission, on the first Business Day following transmission provided that a confirming copy thereof is sent by pre-paid first class or, as the case may be, air mail or, as the case may be, post to the recipient within one Business Day of transmission; and

       (c) if sent by prepaid registered or recorded delivery post, on the third Business Day after posting if the address of the recipient is in the country of dispatch, otherwise on the seventh Business Day after posting.

12.3 In proving service it shall be sufficient proof, in the case of a notice sent by prepaid registered or recorded delivery post, that the envelope containing the same was properly stamped, addressed and placed in the post and, in the case of facsimile transmission, that it was property addressed and successfully transmitted.


13.    PROPER LAW

       This Agreement shall be governed by and interpreted in accordance with the laws of Australia.


14.    DEBTORS

14.1 The Vendor guarantees to the Purchaser and the Group Companies the collection of Group Companies debtors as set out in the Completion Accounts ("Debtors") and will pay to the Purchaser 6 months after Completion ("Final Settlement Date") an amount equal to those Debtors which have not been paid at the Final Settlement Date less the provision for doubtful debts in the Completion Accounts and media variation amounts realised for advertising prior to 30 June 1996.



IN WITNESS whereof this Agreement has been executed the day and year first before written.


                                           SCHEDULE 1


                            NEVILLE JEFFRESS AUSTRALIA PTY LTD GROUP


Neville Jeffress Australia Pty Ltd ACN 000 155 488        Percentage of             Number of
                                                        share capital held          shares held
NJH                                                              91                  1,110,200

Petzow                                                            9                   109,800
                                                                                      -------
                                                                                     1,220,000

                                          SUBSIDIARIES


NAME                                                   PERCENTAGE OF SHARE           NUMBER OF
                                                           CAPITAL HELD             SHARES HELD

Armstrongs - Australia Pty Ltd                                  100                   1,052,000
ACN 005 258 319


Armstrongs - Victoria Pty Ltd                                   100                   848,199
ACN 007 018 939

Armstrongs - NSW Pty Ltd                                        100                   302,000
ACN 001 646 000

Armstrongs - Queensland Pty Ltd                                 100                 80 Class A
ACN 007 033 605                                                                     20 Class E

Armstrongs - WA Pty Ltd                                         100                   201,000
ACN 009 382 718


Neville Jeffress - Queensland Pty Ltd                           100                   150,000
ACN 010 568 564


Neville Jeffress - Brisbane Pty Ltd                             100                   75,000
ACN 010 634 983


Neville Jeffress - Financial Pty Ltd                            100                   50,000
ACN 004 007 292

Neville Jeffress Advertising                                    100               85,652 Class A
(Tasmania) Pty Ltd                                                                139,148 Class E
ACN 009 491 356

Neville Jeffress - Canberra Pty Ltd                             100                   100,000
ACN 008 612 628

Neville Jeffress (Darwin) Pty Ltd                               100                   50,000
ACN 009 621 774

Neville Jeffress - Parramatta Pty Ltd                           100                   150,000
ACN 000 566 236

Neville Jeffress - Perth Pty Ltd                                100                   51,003
ACN 008 688 551

Neville Jeffress (NSW) Pty Ltd                                  100                    5,000
ACN 000 331 699

Neville Jeffress - Adelaide Pty Ltd                             100                   100,000
ACN 008 056 102

Neville Jeffress - Sydney Pty Ltd                               100                   100,000
ACN 001 865 612

Neville Jeffress Pty Ltd                                        100                   35,000
ACN 000 331 671

Neville Jeffress - Victoria Pty Ltd                             100                   800,020
ACN 006 491 845

Neville Jeffress - Caldwell Limited                             70                    49,000

Neville Jeffress New Zealand Limited                            90                      90


                                   SCHEDULE 2

                                   WARRANTIES


1      GROUP COMPANIES

1.1    MEMORANDUM AND ARTICLES OF ASSOCIATION, STATUTORY BOOKS AND RETURNS

       (a) The copies of the Memorandum and Articles of Association of the Group Companies which have been given to the Purchaser's Solicitors are true, accurate and complete in all respects.

       (b) The Register of Members and other statutory books and registers of the Group Companies are true, correct and complete.

       (c) All material returns and filings of the Group Companies required to be filed with or delivered to the Australian Securities Commission have been properly and correctly made.

1.2    SALE SHARES AND SHARE CAPITAL

       (a) The Sale Shares constitute the entire issued share capital of the Company.

       (b) The Vendor is entitled or is otherwise able to procure the sale and transfer of the legal and beneficial interest in the Sale Shares on the terms of this Agreement and is transferring with full title free from all claims, charges, liens, encumbrances, equities and adverse rights of any kind whatsoever and does not require the consent of any third party in relation to such sale and transfer.

       (c) No person has any right to call for the transfer or issue to him of any shares, debentures or other securities in the Company (including the Sale Shares).

       (d) There are no options or other agreements under which the Company may be required to issue any shares.

1.3    SUBSIDIARIES

       (a) The Company will, on Completion, be entitled, directly or indirectly, to the legal and beneficial interest in the shares in, and the ownership percentage of, the subsidiaries as set out in
             Schedule 1.

       (b) No person has any right to call for the transfer or issue to him of any shares, debentures or other securities in a Group Company.

       (c) There are no options or other agreements under which a Group Company may be required to issue any shares.

       (d) The Company has no interest in any other companies, partnerships, joint ventures or other entities other than its subsidiaries as listed in Schedule 1 which together with it make up the Group Companies.


2.     ACCOUNTS AND FINANCIAL POSITION

2.1    GENERAL

       The Accounts (a copy of which is attached as Annexure B):

       (a) have been prepared under the historical cost convention and in accordance with the Accounting Standards;

       (b) show a true and fair view of the affairs of the Company as at the Accounts Date and of its results for the accounting reference period ended on that date;

       (c)   comply with the requirements of the Corporations Law;

       (d) are prepared on consistent bases and policies of accounting which are the same as those adopted in preparing the corresponding accounts for all accounting periods ending in the previous two years;

       (e) save as the Accounts expressly disclose, note or provide for, are not affected by any unusual or non-recurring items;

       (f) save as provided in the Accounts, no dividends or other distributions have been declared, made or paid on any of the Sale Shares since the Accounts Date.

2.2    PROVISION FOR LIABILITIES ETC. IN ACCOUNTS

       The Accounts make full provision or reserve for, or disclose, all liabilities (including contingent and disputed liabilities) and all capital commitments of the Company as at the Accounts Date, indicate clearly which of those liabilities are not usually provided for or reserved, and make proper provision or reserve for all bad and doubtful debts.

2.3    TITLE TO ASSETS

       The assets included in the Accounts (other than trading stock disposed of since the Accounts Date in the ordinary course of business) and all other assets used or employed by the Company are the absolute property of the Company free from any mortgage, charge, lien, bill of sale or other encumbrance and are not the subject of any leasing, hiring or hire-purchase agreement or agreement for payment on deferred terms or assignment or factoring or other similar agreement, and all such assets are in the possession or under the control of the Company.

2.4    FACTORING

       The Group Companies have not factored any of their debts save as shown in the Accounts or Schedule 9, or engaged in financing of the type which would not be required to be shown or reflected in the Accounts.

2.5    MANAGEMENT ACCOUNTS

       The unaudited management accounts of the Company for the periods ended after the Accounts Date up to 31 May 1996 were extracted from the Company's accounting records which, so far as the Vendor is aware, were prepared in a manner consistent with that adopted in the preparation of previous management accounts and are not misleading in any material respect.

3.   EVENTS SINCE THE ACCOUNTS DATE

     Since the Accounts Date:

     (a) apart from dividends (if any) provided for in the Accounts no dividend or other distribution has been declared, paid or made by the Group Companies other than as disclosed in writing to the Purchaser or contemplated by this Agreement;

     (b) the business of the Group Companies have been carried on in the ordinary course and so as to maintain them as going concerns;

     (c) there have been no material adverse changes in the financial or trading position or prospects of any Group Company;

     (d) the business of the Group Companies have not been materially and adversely affected by a material reduction in spending or the loss of any important customer or source of supply or by any abnormal factor (otherwise than in the ordinary course of the Group Company's business) not affecting similar businesses to a similar extent and the Vendor is not aware of any facts likely to give rise to any such effect whether before or after Completion other than as set out in the management accounts provided to the Purchaser.


4.   TAX

4.1  TAXATION

     (a) All taxation and revenue returns due to be made by the Group Companies have been made and made with full and true disclosure, all notices required to be given in connection with such returns have been duly lodged, all information, including notices of elections and Section 80G loss transfer notices, required to be retained under any relevant Taxation legislation is currently held by the Group Companies and there are no outstanding disputes or questions or demands between the Group Companies and the Commissioner for Taxation or any other Federal, State, Municipal, Semi-Governmental Instrumentality or Authority whether in the Commonwealth of Australia or elsewhere.

     (b) The Group Companies have made sufficient distributions for the purposes of Division 7 of Part III of the Income Tax Assessment Act for all tax years to which Division 7 applied.

     (c) The Group Companies have provided shareholders with complete and accurate information, as required by Division 5 of Part 111AA of the Income Tax Assessment Act.

     (d) So far as the Vendor is aware the Group Companies have no liabilities in respect of unpaid and/or unassessed Taxes nor will they on any date in the future become subject to Taxes:

          (i) on or in respect of or by reference to realised profits gains or income; or

          (ii) in respect of any other matter or thing referrable to any time prior to or to any period ending on or before the Accounts Date, in excess of the provisions for taxation included in the Accounts and the only liabilities for tax arising since the Accounts Date are liabilities arising out of normal business and trading activities.

     (e) The provisions of Division 6AAA of Part III and Part X of the Income Tax Assessment Act dealing with controlled foreign companies have never applied to the Group Companies and no amount should be included in the Group Companies' assessable income for taxation purposes pursuant to those provisions.

     (f) The Group Companies have not given any notice pursuant to Section 160ZZ0(1)(d) of the Income Tax Assessment Act in respect of any acquisition of any asset that has occurred since 7 December 1990.

     (g)  No dividend has been paid by the Group Companies:

          (i) in respect of which the required franking amount (as provided for in 160AQE of the Income Tax Act) has exceeded the franked amount (as defined in 160APA of the Income Tax Act) of the dividend; or

          (ii) which has been franked in excess of the required franking amount, which would result in that Group Company being liable to pay franking deficit tax under 160AQJ of the Income Tax Assessment Act or additional tax under 160ARX of the Income Tax Assessment Act.

     (h) Since the Accounts Date and up until the time of Completion the Group Companies will not have incurred or done anything which will result in them incurring a liability for Tax in excess of that which arises out of their normal business activities and in particular the payment of a divided by any Group Company prior to or on the Completion Date will result in a rebate of tax payable by the recipient company equal to 36 CENTS in the dollar of the amount of the dividend received, and the payment of dividends to the Vendor up to or on Completion shall not result in an additional Tax liability to any Group Company.


5.   PROPERTIES

5.1  TITLE

     (a) The Leased Properties comprise all the land and buildings used or occupied by the Group Companies or in which they have an interest.

     (b) The Group Companies will on Completion not own any real estate property and will have no unpaid liabilities arising from their previous ownership of real estate.

     (c) Each lease in respect of the Leased Properties is in force and no notice to quit has been served.

5.2  ENCUMBRANCES

     None of the Leased Properties is subject to any legal or equitable charge (fixed or floating), mortgage, rent charge, lien or other encumbrance securing the repayment of moneys or securing the obligation or liability of the Group Companies other than as disclosed in writing to the Purchaser.

5.3  PLANNING MATTERS

     So far as the Vendor is aware the Group Companies have complied with the terms of all planning permissions, building regulation consents and other necessary consents, licences and approvals and no provisions remain to be fulfilled.

5.4  STATUTORY AND OTHER OBLIGATIONS

     (a) The Group Companies have observed and complied with all applicable statutory and by-law requirements in respect of the Leased Properties and, in particular, with all requirements relating to health and safety, means of escape in case of fire and the protection and preservation of life and property.

     (b) There are no outstanding statutory obligations to be fulfilled in respect of the Leased Properties.

5.5  CONDITION OF THE PROPERTIES

     There is no anticipated substantial items of expenditure in relation to the repair and maintenance of the buildings and other structures on the Leased Properties.

5.6  CONDITION OF PLANT

     The plant, machinery, office equipment and vehicles used by the Group Companies are in good repair, regularly maintained and fully serviceable and comply with any applicable legal requirement or restriction, and the vehicles are duly licensed and suitable for the purposes for which they are used.

5.7  LEASED PROPERTIES

     (a) In respect of each of the leases under which the Leased Properties are held by the Group Companies:

          (i) the Group Companies have paid the rent and observed and substantially performed all the covenants on the part of the tenant and the conditions contained therein;

          (ii) all necessary licences, consents and approvals required from the landlords and any superior landlords have been obtained and the covenants on the part of the tenant contained in such licences, consents and approvals have been duly performed and observed;

          (iii) there are no rent reviews currently in progress other than as required by the Leases;

          (iv) there are no rent reviews which were due to be implemented or triggered prior to the date hereof but which the landlord has failed to implement or trigger other than as required by the Leases;

          (v) so far as the Vendor is aware, there are no outstanding notices or applications.

     (b) In respect of each of the Leased Properties held on lease by the Group Companies, the Vendor has already disclosed full particulars of such leases.


6.   ENVIRONMENTAL MATTERS

     The Group Companies are not engaged, nor have they within the last six years been engaged, in any business which involves the handling, storage, use, transportation, supply or disposal of, or has any other connection with, any hazardous, dangerous or toxic substance, materials or waste.


7.   ASSETS

     (a) Save for disposals in the ordinary and proper course of trade, the Group Companies have not, since the Accounts Date, parted with the ownership, possession or control of or otherwise ceased to retain any of its assets or any interest therein.

     (b) So far as the Vendor is aware, the Group Companies have not acquired any of their assets otherwise than by way of arms length transactions excepting for the leases from the Vendor's Group.

8.   MATERIAL CONTRACTS AND LIABILITIES

     (a) The Company has no liabilities (actual or contingent) other than the liabilities disclosed in the Accounts or which have arisen in the ordinary course of business since the Accounts Date, and the Company is not party to any contract or arrangement which:

          (i) is long-term (that is, unlikely to have been fully performed in accordance with its terms more than 6 months after the date on which it was entered into or undertaken), unusual or onerous or not made in the ordinary course of business; or

          (ii) is incapable of termination in accordance with its terms by a Group Company on sixty days' notice or less; or

          (iii) is of a loss-making nature (that is, known to be likely to result in a loss to the Group Company on completion of performance) other than in the ordinary course of business; or

          (iv) cannot readily be fulfilled or performed by a Group Company on time without undue or unusual or material expenditure of money, effort or personnel.

     (b) The Group Companies have not agreed to create and is not party to and has no subsisting or contingent liability under:

          (i)    any mortgage, charge, lien or debenture; or

          (ii)   any contract of guarantee, indemnity or suretyship; or

          (iii) any lease or interest in property no longer vested in a Group Company; or

          (iv) so far as the Vendor is aware any agreement or arrangement which is capable of being terminated or as to which a Group Company's position is liable to be adversely affected as a direct result of the change of control of management or shareholders of the Company effected by or pursuant to this Agreement; or

          (v)    any contract which is not on an arm's length basis.

     (c) The Group Companies are not nor will they, solely as a result of the lapse of time in consequence of circumstances existing at the date hereof, become in default under any agreement or covenant to which they are a party, or in respect of any other obligations or restrictions binding upon them.

     (d) The Group Companies are not in default under, and have not committed any breach of any of the terms of, any agreement, instrument or arrangement to which the Group Companies are a party, and are not aware of any threat or claim of any such default or breach having been made and is outstanding against a Group Company and the Group Companies have not done anything whereby any such agreement, instrument or arrangement is liable to be prematurely terminated or rescinded by any other party, or whereby the terms thereof are liable to be altered without the consent of a Group Company to the detriment of a Group Company.

     (e) None of the Group Companies' customers have cancelled or terminated or threatened to cancel or terminate, its relationship with a Group Company or materially reduced, or threatened to materially reduce its business with a Group Company. A Group Company has not received any notice and the Vendor is not aware that any customer intends to cancel or otherwise materially modify its relationship with a Group Company on account of this Agreement and the Vendor is not aware of any errors or omissions which are of such a serious nature.

     (f) So far as the Vendor is aware, no party to any agreement with, or under an obligation to, a Group Company is in default thereunder, and there are no circumstances likely to give rise to such a default.


9.   COMPLIANCE WITH APPLICABLE LEGISLATION

     (a) The Group Companies' records, systems, controls, data or information recorded, stored, maintained, operated or otherwise dependent upon or held by any means (including any electronic, mechanical or photographic process whether computerised or not), including all means of access thereto and therefrom, are under the exclusive ownership and direct control of a Group of all contracts of employment and service contracts between such employees and the Group Companies and of all written statements of terms of employment given by the Group Companies to such employees and particulars of all remuneration, fees and expenses payable to each employee and the Vendor has made available for inspection by the Purchaser all the Group Companies' personnel files relating to the terms of the employment of such employees.

     (b) There are not in existence, except as disclosed in paragraph (a) above, any contracts or arrangements of whatsoever kind (whether legally enforceable or not) between a Group Company and any existing or former employees of a Group Company including (without limitation) contracts or arrangements for any benefit or payments of any nature to or for the benefit of any existing or former employees or any of their dependents.

     (c) A Group Company has not appointed any consultant whose consultancy arrangements with a Group Company are current.

10.2  DISPUTES, CLAIMS, TRADE UNIONS

     (a) There is no dispute actual or threatened between a Group Company and a material number or category of its employees nor any circumstances likely to give rise to any such dispute and there have been no strikes, work-to-rules or go-slows (official or unofficial) by any of the Group Companies' employees during the period of 5 years immediately preceding the Accounts Date and there is no agreement or arrangement written or oral or by custom and practice between a Group Company and any trade union or other body representing employees of a Group Company.

     (b) There is not outstanding, threatened or intimated any claim against a Group Company on the part of any person who has been or is an employee (or the dependant of any such person) or any actual or known liability to make any payment to any person other than as disclosed to the Purchaser.

10.3  BONUS SCHEMES AND REMUNERATION

     There are no schemes in operation by or in relation to a Group Company whereunder any employee of a Group Company or any other person is entitled to a commission or remuneration of any other sort calculated by reference to the whole or part of the turnover, profits or sales of a Group Company other than as disclosed to the Purchaser.


11.  PENSIONS AND OTHER BENEFITS

     (a)  (i)    Other than the Neville Jeffress Advertising Staff
                 Superannuation Fund and the Armstrong's Staff Superannuation
                 Fund ("Funds"), there are no other pension or life assurance arrangements in operation by or in relation to a Group Company whether established under trust, by contract, by board resolution, on an ex-gratia basis, by service agreement or otherwise other than as disclosed to the Purchaser.

          (ii) Full particulars of the basis on which a Group Company makes or is liable to make contributions to the Funds have been disclosed in writing to the Purchaser.

     (b) All contributions which are payable by a Group Company under the trust deed rules or other provisions or arrangements governing the Funds to secure or provide the benefits for and in respect of the members of the Funds (including pension, deferred pension and any other persons prospectively or contingently entitled to benefit thereunder) and all contributions due from members of the Funds have been duly made and the Group Companies have fulfilled all their obligations thereunder.

     (c) All premiums by way of insurance which are payable in respect of the Funds by the Group Companies or by the trustees or other administrator of the Funds have been duly paid.

     (d) All lump sum death in service benefits which may be payable under the Funds are fully insured.

     (e) No claim has been made against the trustees or administrator of the Funds or against any other person whom a Group Company is or may be liable to indemnify or compensate in respect of any act, event, omission or other matter arising out of or in connection with the Funds and the Vendor is not aware of any circumstances which may give rise to any such claim.

     (f) The Funds have since 1 July 1988 been complying superannuation funds for the purposes of Part IX of the Income Tax Assessment Act and so far as the Vendor is aware the Funds are in compliance with all legislation including (but without limitation) the Income Tax Assessment Act and the Occupation Superannuation Standards Act and Regulations.


12.   INTELLECTUAL PROPERTY AND KNOW-HOW

12.1  INTERESTS

      The Group Companies:

     (a) are the registered proprietor (where appropriate) and the beneficial owner of, and otherwise has good title to and is able to transfer with full title, each of the Intellectual Property Rights, free from all charges, liens, encumbrances, equities, licences, user and other agreements, rights and claims whatsoever;

     (b) are the beneficial owner of and otherwise has good title to and is able to transfer with full title, all Intellectual Property Rights required for any of the business operations of its business free from all charges, liens, encumbrances, equities, licences, user and other agreements, rights and claims whatsoever.

12.2  VALIDITY PROTECTION

     All of the Intellectual Property Rights referred to in sub-paragraphs (a) and (b) of paragraph 12.1 are valid, enforceable and not subject to revocation and a Group Company has taken all steps necessary or desirable for the fullest protection of such Intellectual Property Rights including, without limitation, applying for and maintaining in force all possible patents, trade or service mark registrations and registered designs in all relevant countries and paying all application and renewal fees when due.

12.3  INFRINGEMENT ETC

     So far as the Vendor is aware none of the operations carried on by a Group Company infringes any right of another person in respect of any Intellectual Property Right or will or may give rise to payment by the Company of any royalty or of any sum in the nature of a royalty or to liability to pay compensation pursuant to any applicable legislation.

12.4  CONFIDENTIALITY

     Other than as disclosed to the Purchaser a Group Company has not disclosed or permitted to be disclosed or undertaken or arranged to disclose to any person any of its know-how, secrets, confidential information or lists of customers or suppliers.


13.  LITIGATION

     (a) Other than as disclosed to the Purchaser a Group Company is not engaged, whether as plaintiff or defendant or otherwise, in any litigation (save for debt collection in the ordinary course of business) or criminal or arbitration proceedings or any proceedings before any tribunal and no such litigation, proceedings or prosecutions are, so far as the Vendor is aware, pending or threatened (by or against a Group Company) and, so far as the Vendor is aware, there are no facts or circumstances which might give rise thereto or to any proceedings in respect of which a Group Company is or may be liable to indemnify any party concerned therein.

     (b) So far as the Vendor is aware, there are no circumstances that are likely to give rise to proceedings of any character against any director or employee or former director or former employee of a Group Company or any other person whatsoever in respect of any act or defaults for which a Group Company might be vicariously liable.


14.  INSOLVENCY

     No Insolvency Event has occurred in relation to a Group Company.


15.  ACCURATE INFORMATION

     (a) All disclosures, representations and statements made by or on behalf of the Vendor or the Company relating to the affairs, accounts or assets of the business of the Group Companies or concerning the sale and purchase under this Agreement are accurate and comprehensive in all respects and there are no material omissions so far as the Vendor is aware.

     (b) All information relating to the Group Companies which the Vendor knows and which is material to be known by a purchaser for value of the Sale Shares has been disclosed to the Purchaser prior to the date of this Agreement.


16.  AUTHORITY

     The Vendor warrants to the Purchaser that:

     (a) it has the legal right and power to enter into this Agreement and to sell the Sale Shares to the Purchaser on and subject to the terms of this Agreement;

     (b) the execution, delivery and performance of this Agreement by the Vendor has been duly and validly authorised by all necessary corporate action on its part;

     (c) this Agreement is a valid and binding Agreement on the Vendor, enforceable in accordance with its terms;

     (d) the execution and performance of this Agreement by the Vendor and the other transactions contemplated by this Agreement does not violate or conflict with or result in a breach of or constitute a default under the provisions of the Memorandum and Articles of Association of the Vendor; and

     (e) the execution, delivery and performance by the Vendor and, so far as the Vendor is aware, by the Company of this Agreement and of the Deed of Indemnity and any other documents in the agreed form and the completion of this Agreement do not and will not:

          (i) and in the case of the Group Companies only, conflict with, result in a breach, modification, termination or violation of, or loss of any benefit under, constitute a default under, accelerate the performance required by, result in or give rise to a right to amend or modify the terms of, result in the creation of any lien upon any assets or properties, or in any manner release any party thereto from any obligation under, any mortgage, note, bond, contract, agreement, lease, licence or other instrument or obligation of any kind or nature by which a Group Company or the Vendor, or any of their respective properties or assets, may be bound or affected; or

          (ii) conflict with, violate or result in any loss of benefit under, any, order, judgment, writ or injunction.


17.  DISCLOSURE LETTER

     The recitals and Schedules 1 to 10 to the Agreement are true and accurate in all material respects and, so far as the Vendor is aware, there is no fact not disclosed which would render any such information inaccurate or misleading in any material respect.


18.  STAMP DUTY

     All documents in the possession or under the control of a Group Company which attract stamp duty in any State of Australia or elsewhere have been properly stamped other than certain share transfers the details of which have been provided to the Purchaser.


19.  ARMSTRONG'S QUEENSLAND PTY LTD

     The 10 "E" class shares in Armstrong's Queensland Pty Ltd held in the name of G Anderson are beneficially owned by Armstrong's Australia Pty Ltd.


                                     SCHEDULE 3

                                PROPERTIES - LEASEHOLD

- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
    LESSEE              LESSOR                   PROPERTY               DESCRIPTION AND    CURRENT   RENT REVIEW         CHANGE
                                                                        TERM OF LEASE       RENT      DATES            IN CONTROL
                                                                                            P.A.                        PROVISION?
- -----------------------------------------------------------------------------------------------------------------------------------
1.  Armstrong's         Andreatta Family       Suite 4, Brookes      12/6/95 to 12/12/95.  $2272.00      ---                No
    Queensland P/L                             Terraces,             Currently month to
                                               112 Brookes Street,   month. Option to
                                               Fortitude Valley,     renew for further
                                               QLD                   (6) months on same
                                                                     rent
- -----------------------------------------------------------------------------------------------------------------------------------
2. Neville Jeffress   State Superannuation     Suite 5, Level 12,     1/5/93 to 30/4/95.                Annually            No
   -Sydney P/L        Investment & Management  109 Pitt Street        Currently month to  $36,075.00    at CPI
                      Corporation              Sydney                 month.

- -----------------------------------------------------------------------------------------------------------------------------------
3. Neville Jeffress   183 Macquarie Pty Ltd    183 Macquarie         1/1/94 to 31/12/96.                 31/12/96            No
   (Advertising)                               Street, Hobart        Option to renew on or  $28,066.29
   Tasmania P/L                                                      after 31/10/96 for
                                                                     further 3 years

- -----------------------------------------------------------------------------------------------------------------------------------
4. Armstrong's        Mogini P/L (Sub-Lessor   Part of Level 3       1/7/92 to 31/12/97.                  31/1/97            No
   Sydney P/L         Duesbury's)              140 Sussex Street     No option to renew.  $194,400.00
                                               Sydney
- -----------------------------------------------------------------------------------------------------------------------------------
5. Neville Jeffress   Arlean Pty Ltd           Ground Floor          1/5/96 to 30/4/97.                   30/4/97            No
   Sydney Pty Ltd                              105 King Street       No option to renew   $11,520.00
                                               Newcastle
- -----------------------------------------------------------------------------------------------------------------------------------
6. Neville Jeffress   Fletcher Construction    Level 1               1/2/95 to 15/2/98                    15/2/98            No
   New Zealand Ltd    New Zealand and South    36-38 Taranaki Street                      NZ$24,187.00
                      Pacific Ltd              Wellington, NZ
- -----------------------------------------------------------------------------------------------------------------------------------
7. Neville Jeffress   Russo Investments        211 Flinders Street   1/4/96 to                           1/4/97-4%         Yes-
   Adelaide P/L       Pty Ltd                  Adelaide              31/3/2000.                                        Clause 55.
                                                                     Option to renew for                 1/4/98-4%
                                                                     unspecified term.                   1/4/99-4%
                                                                     Obligations of N.J.  $54,000.00     1/4/2000-     ("Change in
                                                                     Adelaide P/L                        Market value  shareholding
                                                                     under lease                                       of Lessee")
                                                                     guaranteed by N.J.
                                                                     Australia P/L
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------




                                       43

- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
     LESSEE              LESSOR                   PROPERTY             DESCRIPTION AND     CURRENT   RENT REVIEW         CHANGE
                                                                       TERM OF LEASE        RENT      DATES            IN CONTROL
                                                                                             P.A.                        PROVISION?

- -----------------------------------------------------------------------------------------------------------------------------------
8. Neville Jeffress   1 York Street Holdings   Part of Level 7       1/6/95 to 31/5/2000.               1/6/98-             No
   Sydney Pty Ltd     Pty Ltd                  1 York Street         No option to renew.                $32,450
                                               Sydney                Obligations of N.J.   $29,500.00    1/6/99-
                                                                     Sydney Pty Ltd                      Market
                                                                     under lease
                                                                     guaranteed by
                                                                     N. Jeffress.
- -----------------------------------------------------------------------------------------------------------------------------------
9. Neville Jeffress   Argot Properties         Unit 6                15/3/95 to                            --                No
   -Caldwell Ltd      Limited                  Meriden Greens        31/1/2000
                                               Allesley              Obligations           L21,550.00                   Note: Only
                                               Coventry, West        guaranteed                                         unexecuted
                                               Midlands              by N.J. Austrialia                                 copy of
                                                                     Pty Ltd                                            Lease
                                                                                                                        provided
- -----------------------------------------------------------------------------------------------------------------------------------
10. Neville Jeffress  Arundel Pty Ltd          3rd Floor             1/1/95-31/12/2000.                 1/1/97              --
    (Darwin) Pty Ltd                           Carpentaria House     Option to renew for                                Note: Lease
                                                                     five years            $13,320.00                   not signed
                                                                                                                        only
                                                                                                                        correspon-
                                                                                                                        dence.

- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

                                   NEW LEASES



- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
     LESSEE              LESSOR                PROPERTY             DESCRIPTION AND    CURRENT       RENT REVIEW          CHANGE IN
                                                                     TERM OF LEASE      RENT            DATES              CONTROL
                                                                                         P.A.                            PROVISION?

- -----------------------------------------------------------------------------------------------------------------------------------
1. Neville Jeffress   Neville Jeffress     7-13 Parraween       Five years with                   Annual CPI adjust-        N/A
   Sydney Pty Ltd     Properties Pty Ltd   Street               option for further  $441,000.00   ments with minimum 5%
                                           Cremome              five years                        increase each year,
                                                                                                  review to market after
                                                                                                  three years
- -----------------------------------------------------------------------------------------------------------------------------------
2. Neville Jeffress   Wylkawn Pty Ltd as   131 Canberra Avenue  Five years with                   Annual CPI adjust-        N/A
   -Canberra Pty      trustee for Wylkawn  Griffith, ACT        option for further  $119,271.18   ments with minimum of
   Ltd                Unit Trust                                five years                        5% increase each year,
                                                                                                  review to market
                                                                                                  after three years
- -----------------------------------------------------------------------------------------------------------------------------------
3. Neville Jeffress-  Neville Jeffress     120 Miller Street    Five years with                   Annual CPI adjust-        N/A
   Victoria Pty Ltd   Properties Pty Ltd   West Melbourne       option for further                ments, 3% minimum and
                                                                five years          $60,600.00    7% maximum increases
                                                                                                  with review to market
                                                                                                  after two years
- -----------------------------------------------------------------------------------------------------------------------------------
4. Armstrong's        Neville Jeffress     46-50 Chetwynd       Five years with                   Annual CPI adjust-        N/A
   Victoria Pty       Properties Pty Ltd   Street               option for          $208,600.00   ments, 3% minimum and
   Ltd                                     West Melbourne       further five                      7% maximum increases
                                                                years                             with review to market
                                                                                                  after two years
- -----------------------------------------------------------------------------------------------------------------------------------
5. Neville Jeffress   Wylkawn Pty Ltd as   88 Brunswick         Five years with                   Annual CPI adjust-        N/A
   -Queensland        trustee for Wylkawn  Street, Fortitude    option for                        ments, 4% minimum and
   Pty Ltd            Unit Trust           Valley               further five                      8% maximum increases,
                                                                years               $141,480.00   with review to market
                                                                                                  after two years
- -----------------------------------------------------------------------------------------------------------------------------------
6. Neville Jeffress   Wylkawn Pty Ltd as   125 Cambridge        Five years with                   Annual CPI adjustments    N/A
   -Perth Pty Ltd     trustee for Wylkawn  Street,              option for                        with minimum 5%
                      Unit Trust           Leederville          further five        $61,600.00    increase each year,
                                                                years                             review to market
                                                                                                  after two years
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

                                      SCHEDULE 4

                                  DEED OF INDEMNITY


THIS DEED is made the                 day of July 1996

BETWEEN:      NEVILLE JEFFRESS HOLDINGS PTY LIMITED ACN 000 331 680 of
              7/13 Parraween Street, Cremorne, Sydney and PETZOW HOLDINGS PTY LTD ACN 002 983 557 of 4 Belgrave Street, Manly, Sydney (hereinafter jointly referred to as the "Vendor")

              TMP AUSTRALIA PTY LIMITED ACN 074 319 396 of Level 5, 16 Barrack Street, Sydney ("Purchaser")


WHEREAS pursuant to an agreement of even date herewith and made between, inter alia, the Vendor and the Purchaser ("Agreement") the Purchaser has today completed the purchase from the Vendor of the Sale Shares (as therein defined) in reliance, inter alia, upon the indemnities hereinafter contained.


NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:


1.  DEFINITION AND INTERPRETATION

1.1 In this Deed, unless the context otherwise requires (and save to the extent otherwise defined herein) words and expressions defined in the Agreement shall have the same meanings herein and any provisions in the Agreement concerning matters of construction or interpretation shall also apply in this Deed.

1.2 A liability or increased liability to Tax or a refusal or restriction of any deduction, set-off, loss or other relief shall be deemed to be incurred, made or suffered in consequence of any act, transaction, omission or event done, effected, occurring or taking place on or before Completion if it is incurred, made or suffered in consequence of or the combined effect of any one or more acts, transactions, omissions or events the first of which is done or effected or occurs or takes place on or before Completion.

1.3 Any reference to any act, transaction, omission or event in consequence of which liability or increased liability to Tax may be incurred or any refusal or restriction of any deduction, set-off, loss or other relief may be suffered includes a reference to anything which under the provisions of any relevant Tax legislation is deemed to be or is treated or regarded as being any such act, transaction, omission or event as aforesaid.


2.  COVENANTS

    The Vendor hereby covenants with the Purchaser that it will at all times, as directed in writing by the Purchaser, pay to the Purchaser or the Group Companies an amount equal to:

    (a) any Tax liability of a Group Company (whether payable by a Group Company or the Purchaser) that arises directly or indirectly as a result of any act, omission, event, transaction or series of transactions occurring wholly or partly on or before Completion; and

    (b) any costs, expenses and/or interest incurred by the Purchaser and/or a Group Company in connection with any Tax liability of a Group Company (whether payable by a Group Company or the Purchaser) or in connection with any action, proceedings or claims taken in avoiding, resisting or settling any payment of Tax or Tax liability.


3.  EXCLUSIONS

    The covenants contained in Clause 2 of this Deed shall not apply to a Tax liability:

    (a) to the extent to which a provision or reserve in respect of such Tax liability was made in the Accounts or Completion Accounts;

    (b) if such Tax liability arises or is increased as a result only of any increase in rates of Tax made after Completion with retrospective effect or of any change in the law or published practice of any Tax authority made after Completion with retrospective effect;

    (c) if such Tax liability would not have arisen but for a voluntary transaction, action or omission, carried out or effected by a Group Company or the Purchaser or their respective agents after Completion other than any such transaction, action or omission in the ordinary course of business of a Group Company excluding for this purpose any non-routine acquisition, disposal or other dealing with capital assets of a Group Company;

    (d) if such Tax liability comprises Australian corporation tax on profits earned by a Group Company in the ordinary course of trading activities during the period beginning immediately after 30 June 1996 and ending on Completion;

    (e) if such Tax liability arises from any change in accounting or taxation policy or practice adopted by a Group Company after Completion save as necessary to comply with any legal requirements, or any generally accepted accounting practice; or

    (f) if such Tax liability would not have arisen or would have been reduced or eliminated but for a failure or omission on the part of a Group Company after Completion to make any claim, election, surrender or disclaimer or to give any notice or consent or to do any other thing the making, giving or doing of which was taken into account in computing the provision or reserve for Tax made in the Accounts or Completion Accounts or taken into account in the preparation of the Accounts or Completion Accounts.


4.  GENERAL

4.1 The provisions of Clauses 11 (General), 12 (Notices) and 13 (Proper Law) of the Agreement shall apply to this Deed in the same way as they apply to the Agreement.

4.2 This Deed shall be binding on the respective successors and personal representatives of the Vendor and the Purchaser.

4.3 This document is intended to be executed as a deed and shall not be treated as delivered until it is dated.

4.4 This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The execution by a Party of one or more counterparts shall constitute execution by that Party of this Deed for all purposes.


IN WITNESS whereof the parties hereto have caused this Deed to be executed the day and year first above written.

THE COMMON SEAL of NEVILLE                  )
JEFFRESS HOLDINGS PTY                       )
LIMITED ACN 000 331 680 was                 )
affixed hereto in accordance with its       )
articles of association in the presence of:


 . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Signature of Director/Secretary        Signature of Director/Secretary



 . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Full Name of Signatory                 Full Name of Signatory



THE COMMON SEAL of TMP                      )
AUSTRALIA PTY LIMITED ACN                   )
074 319 396 was affixed hereto in           )
accordance with its articles of association ) in the presence of:


 . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Signature of Director/Secretary        Signature of Director/Secretary


 . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Full Name of Signatory                 Full Name of Signatory

THE COMMON SEAL of PETZOW                   )
HOLDINGS PTY LTD ACN 002 983                )
557 was affixed hereto in accordance        )
with its articles of association in the     )
presence of:




 . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Signature of Director/Secretary        Signature of Director/Secretary


 . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Full Name of Signatory                 Full Name of Signatory



                                        50

                                      SCHEDULE 5
                                    NJ GUARANTEES

GUARANTOR                          BENEFICIARY        DOCUMENT             DATED                BRIEF DESCRIPTION OF
                                                                                               OBLIGATIONS GUARANTEED

1.  Neville Jeffress               Media Nominees     Deed of           3 August 1992          Obligations of accredited
                                   Ltd                Covenant                                 agencies to members of
                                                                                               Media Council of
                                                                                               Australia


2.  Neville Jeffress               Media Nominees     Deed of           3 August 1992          Obligations of accredited
    Holdings                       Ltd                Covenant                                 agencies to members of
    Pty Ltd                                                                                    Media Council of
    (ACN 000 545 522)                                                                          Australia

3.  Neville Jeffress               Commonwealth Bank  Deed of Cross      22 September 1993     All moneys from time to
                                   of Australia       Guarantee                                time owing by certain
                                                                                               Group Companies to the
                                                                                               Bank under various
                                                                                               facilities provided by it

4.  Neville Jeffress Holdings      Commonwealth Bank  Deed of Cross      22 September 1993     Same as 3 above
    Pty Ltd                        of Australia       Guarantee
    (ACN 000 545 522)

5.  Neville Jeffress               Commonwealth Bank  Deed of Cross      22 September 1993     Same as 3 above
    Properties Pty Ltd             of Australia       Guarantee
    ACN 000 551 644)

6.  Wylkawn Pty Ltd as             Commonwealth Bank  Deed of Cross      22 September 1993     Same as 3 above
    trustee for Wylkawn Unit       of Australia       Guarantee
    Trust established by Trust
    Deed dated 3 May 1988


                                        51

GUARANTOR                          BENEFICIARY        DOCUMENT             DATED                BRIEF DESCRIPTION OF
                                                                                               OBLIGATIONS GUARANTEED

7.  Neville Jeffress Holdings      AGC Ltd & AGC      General Deed of    9 March 1993         All liabilities and
    Pty Ltd                        (Advances) Ltd     Collateralisation                       obligations of various
    (ACN 000 545 522)                                                                         Group Companies to AGC
                                                                                              and AGC Advances under
                                                                                              various facilities
                                                                                              provided by them

8.  Neville Jeffress               AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Newsagencies Pty Ltd           (Advances) Ltd     Collateralisation
   (ACN 000 545 522)

9.  Neville Jeffress               AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
                                   (Advances) Ltd     Collateralisation


10. Media Monitors NSW             AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Pty Ltd                        (Advances) Ltd     Collateralisation
   (ACN 003 016 760)

11. News Monitor Pty Ltd           AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    (ACN 002 778 225)              (Advances) Ltd     Collateralisation


12. News Bank Pty Ltd              AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    (ACN 006 649 832)              (Advances) Ltd     Collateralisation

13. Media Monitors ACT Pty         AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Ltd                            (Advances) Ltd     Collateralisation
    (ACN 008 597 939)

14. Media Monitors                 AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Queensland Pty Ltd             (Advances) Ltd     Collateralisation
    (ACN 010 645 075)

15. Armstrong's (Melbourne)        AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Advertising and Marketing      (Advances) Ltd     Collateralisation
    Pty Ltd
    (ACN 007 048 786)



                                        52

GUARANTOR                          BENEFICIARY        DOCUMENT             DATED                BRIEF DESCRIPTION OF
                                                                                               OBLIGATIONS GUARANTEED



16. National Advertising           AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Services Pty Ltd               (Advances) Ltd     Collateralisation
    (ACN 000 380 147)

17. Wylkawn Pty Ltd                AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    (ACN 008 635 587)              (Advances) Ltd     Collateralisation


18. Armstrong's (Sydney)           AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Advertising & Marketing Pty    (Advances) Ltd     Collateralisation
    Ltd
    (ACN 003 805 105)

19. Media Monitors Victoria        AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Pty Ltd (ACN 051 312 595)      (Advances) Ltd     Collateralisation


20. Media Monitors Australia       AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Pty Ltd                        (Advances) Ltd     Collateralisation
    (ACN 002 533 851)

21. Neville Jeffress               AGC Ltd and AGC    General Deed of    9 March 1993         Same as 7 above
    Properties Pty Ltd             (Advances) Ltd     Collateralisation
    (ACN 000 551 644)

22. Neville Jeffress               AGC Ltd & AGC      Master Lease       Undated              Due and punctual payment
    Holdings Pty Ltd               (Finance) Ltd      Agreement and                           of Secured Moneys and
    (ACN 000 331 680)                                 Master Asset                            performance of all of the
                                                      Purchase                                Lessee's/Hirer's
                                                      Agreement                               (including Group Company)
                                                                                              obligations under each
                                                                                              Lease and Asset Purchase
                                                                                              Agreement.

23. Neville Jeffress               AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Newsagencies Pty Ltd           (Finance) Ltd      Agreement and
    (ACN 000 545 522)                                 Master Asset
                                                      Purchase
                                                      Agreement



                                        53

GUARANTOR                          BENEFICIARY        DOCUMENT             DATED                BRIEF DESCRIPTION OF
                                                                                               OBLIGATIONS GUARANTEED



24. Neville Jeffress               AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
                                   (Finance) Ltd      Agreement and
                                                      Master Asset
                                                      Purchase
                                                      Agreement

25. Media Monitors NSW Pty         AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Ltd                            (Finance) Ltd      Agreement and
    (ACN 003 016 760)                                 Master Asset
                                                      Purchase
                                                      Agreement

26. News Monitor Pty Ltd           AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    (ACN 002 778 225)              (Finance) Ltd      Agreement and
                                                      Master Asset
                                                      Purchase
                                                      Agreement

27. News Bank Pty Ltd              AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    (ACN 006 649 832)              (Finance) Ltd      Agreement and
                                                      Master Asset
                                                      Purchase
                                                      Agreement

28. Media Monitors ACT Pty         AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Ltd                            (Finance) Ltd      Agreement and
    (ACN 008 597 939)                                 Master Asset
                                                      Purchase
                                                      Agreement

29. Media Monitors                 AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Queensland Pty Ltd             (Finance) Ltd      Agreement and
    (ACN 010 645 075)                                 Master Asset
                                                      Purchase
                                                      Agreement




                                        54

GUARANTOR                          BENEFICIARY        DOCUMENT             DATED                BRIEF DESCRIPTION OF
                                                                                               OBLIGATIONS GUARANTEED


30. Armstrong's (Melbourne)        AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Advertising & Marketing Pty    (Finance) Ltd      Agreement and
    Ltd                                               Master Asset
    (ACN 007 048 786)                                 Purchase
                                                      Agreement

31. National Advertising           AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Services Pty Ltd               (Finance) Ltd      Agreement and
    (ACN 000 380 147)                                 Master Asset
                                                      Purchase
                                                      Agreement

32. Wylkawn Pty Ltd                AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    (ACN 008 635 587)              (Finance) Ltd      Agreement and
                                                      Master Asset
                                                      Purchase
                                                      Agreement

33. Armstrong's (Sydney)           AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Advertising & Marketing Pty    (Finance) Ltd      Agreement and
    Ltd                                               Master Asset
    (ACN 003 805 105)                                 Purchase
                                                      Agreement

34. Media Monitors Victoria        AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Pty Ltd (ACN 051 312 595)      (Finance) Ltd      Agreement and
                                                      Master Asset
                                                      Purchase
                                                      Agreement

35. Neville Jeffress               AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Properties Pty Ltd             (Finance) Ltd      Agreement and
    (ACN 000 557 644)                                 Master Asset
                                                      Purchase
                                                      Agreement



                                        55

GUARANTOR                          BENEFICIARY        DOCUMENT             DATED                BRIEF DESCRIPTION OF
                                                                                               OBLIGATIONS GUARANTEED



36. Media Monitors                 AGC Ltd & AGC      Master Lease       Undated              Same as 22 above
    Australia Pty Ltd              (Finance) Ltd      Agreement
    (ACN 002 533 851)                                 and Master
                                                      Asset
                                                      Purchase
                                                      Agreement


                                      SCHEDULE 6

                             INTELLECTUAL PROPERTY RIGHTS

                                        PART A

              Application/   Class
              Registration No.
Trademarks
                                         Nil
                                 -------------------


                                        PART B

                                      Copyright

                                         Nil
                                 -------------------


                                        PART C

                                       Patents

                                         Nil
                                 -------------------


                                        PART D

                                    Business Names

                            "Neville Jeffress Advertising"
                                 "The Monster Board"
                              "NJ Campaign Advertising"
                                 -------------------


                                        PART E

                           Agreement granting right to use
                           any Intellectual Property Right

                                         Nil
                                 --------------------


                                        PART F

                        Agreements under which the Company is
                            obliged to pay royalty for any
                             Intellectual Property Right

                                         Nil

                                      SCHEDULE 7
                               CONSIDERATION ADJUSTMENT

SC7.1  CONSIDERATION ADJUSTMENT

       The Consideration Adjustment means the dollar amount equal to the difference between the Net Asset Value in the Completion Accounts and zero.

SC7.2  PREPARATION AND AUDIT

       The Vendor shall procure that the Vendors' Accountants as soon as possible after Completion:

       (a)     prepare the Completion Accounts; and

       (b)     audit and report on the Completion Accounts.

SC7.3  BASIS OF PREPARATION

       The Completion Accounts are to be prepared:

       (a) subject to clause SC7.3(b), in accordance with the Accounting Standards;

       (b) so that no upwards revaluation of any of the Assets or real property made since the Accounts Date is reflected in the Completion Accounts.

       (c) so that the Vendors' Accountants calculate the Net Asset Value in the Completion Accounts and the Consideration Adjustment;

       (d) subject to clause SC7.3(a) and (b), on a basis consistent with that employed in preparing the Accounts; and

       (e) if the Vendor and Purchaser are unable to otherwise agree, so that:

              (i) they include an unqualified certificate from the Vendors' Accountants; and
              (ii) all necessary adjustments are made to enable the issue of that unqualified certificate.

      (f)     so that Stock has a nil value.

SC7.4 ACCOUNTING PRINCIPLES

      Subject to clause SC7.3:

      (a) all computations and determinations as to financial matters, and all financial statements to be delivered under this document is made or prepared in accordance with Schedule 8 of the Corporations Regulations and otherwise in accordance with the Accounting Standards; and

      (b) all accounting terms used in this document have the same meaning as in the Corporations Regulations and the Accounting Standards.


SC7.5 DELIVERY OF THE COMPLETION ACCOUNTS

      As soon as the final draft of the Completion Accounts have been prepared, audited and reported on by the Vendors' Accountants, the Vendor shall cause the Vendor's Accountants to deliver to the Vendor and the
      Purchaser:

      (a)     a copy of the draft Completion Accounts;

      (b)     the report of the Vendor's Accountants; and

      (c) a statement of the Consideration Adjustment based on the Completion Accounts, and upon delivery the Purchaser and the Vendor shall instruct their respective accountants to discuss the draft of the Completion Accounts and the calculation of the Consideration Adjustment.


SC7.6 REVIEW BY THE PURCHASER'S ACCOUNTANT

      (a)     The Purchaser's Accountant may:

              (i) within 10 Business Days of delivery of the draft Completion Accounts, report and statement under clause SC7.5 request access to the audit working papers of the Vendors' Accountants; and

              (ii) examine and review the audit working papers of the Vendors' Accountants.

      (b) The Vendor's Accountants and the Purchaser's Accountants are to be given full and free access during normal business hours to all Assets and real property, and records and, if the Purchaser so requests under clause SC7.6(a), all the audit working papers of the Vendor's Accountants for the purpose of reviewing the draft Completion Accounts.

      (c) The Vendor and the Purchaser shall co-operate fully with the Vendor's Accountants and Purchaser's Accountants and with each other in relation to the preparation, audit and review of the Completion Accounts.

      (d) If the Purchaser's Accountants are not given full access to the audit working papers of the Vendor's Accountants, the Assets, real property and all records on or before the date on which the Purchaser receives the Completion Accounts, the Purchaser may give to the Vendor a notice in writing of that fact within 10 Business Days after that receipt specifying in reasonable detail those audit working papers, Assets, real property and records to which the Purchaser's Accountants have not been given access.

SC7.7 DELIVERY OF BALANCE SHEET AND OBJECTIONS

      (a) The Purchaser shall give to the Vendor a notice in writing advising whether or not it accepts:

              (i) that the Completion Accounts have been properly prepared in accordance with the terms of this Agreement; and

              (ii)   the amount of the Consideration Adjustment,

      within 15 Business Days after the later of:

              (A) receipt by the Purchaser of the draft Completion Accounts, report and the statement under clause SC7.6(a); or

              (B) the date on which the Purchaser's Accountants are first given full access to the audit working papers of the Vendor's Accountants, the Assets, real property and all records.

      (b) If the Purchaser does not give to the Vendor a notice under clause SC7.7(a) within the prescribed time limit, it is taken to have given to the Vendors a notice advising that it accepts:

              (i) that the Completion Accounts have been properly prepared in accordance with the provisions of this Agreement; and

              (ii) the statement of the Consideration Adjustment and confirms that the Purchaser's Accountants have been given full access to the audit working papers of the Vendor's Accountants, the Assets, real property and records and waiving any right of access that may not have been given.

SC7.8 RESOLUTION OF DISAGREEMENT BY NOMINATED ACCOUNTANTS

      If the Vendor and the Purchaser do not agree on the Completion Accounts for the Consideration Adjustment within 15 Business Days after the later of the dates specified in clause SC7.7(a)(A) and (B), the Vendors or the Purchaser may refer all or any of the outstanding issues to the Nominated Accountants for determination with a request that the Nominated Accountants make a decision in relation to those issues within 20 Business Days from receiving the request so that the provisions of clause SC7.3(a) to (d) apply:

SC7.9 COSTS

      The Company is to bear its own costs and expenses relating to the preparation audit, review and production of the Completion Accounts.

SC7.10  DEFINITIONS

      For the purposes of this Schedule 7:

      "ASSETS" means the assets of the Company except the real property and the Stock.

      "COMPLETION ACCOUNTS" means the audited balance sheet of the Group Companies drawn at the 30 June 1996 adjusted for the transactions contemplated in this Agreement and in particular:

      (a)     the payment of the Vendor's Dividend;

      (b)     the transfer of the Surplus Assets and Surplus Liabilities;

      (c)     the repayment of inter-company loans under clause 4;

      (d) any stamp duty for which a Group Company is liable on share transfers relating to the subsidiaries listed in Schedule 1 to ensure they are owned on Completion as set out in Schedule 1;

      (e) the inclusion of a provision for all Taxes which may be payable by Group Companies including any capital gains tax arising as a result of all transactions occurring on or before Completion which gives rise to a Tax liability for the Group Companies and in particular which result from (a), (b), (c) and (d) above, prepared and agreed in accordance with this Schedule including all applicable notes, statements and reports.

      "NET ASSET VALUE" means the amount by which the total assets of the Company exceeds or is less than the aggregate amount of all liabilities and provisions of the Company as shown in the Completion Accounts.

      "NOMINATED ACCOUNTANTS" means Pannell Kerr Forster.

      "PURCHASER'S ACCOUNTANTS" means BDO Nelson Parkhill.

      "VENDORS' ACCOUNTANTS" means Ernst & Young.

                                      SCHEDULE 8
                                    SURPLUS ASSETS


ASSET

1.    Shares in Media Monitors Australia Pty Limited

2.    Shares in National Advertising Services Pty Ltd

3.    Shares in Neville Jeffress Newsagencies Pty Ltd

4. Real Estate at 88 Brunswick Street, Fortitude Valley, Queensland and 125 Cambridge Street, Western Australia

                                      SCHEDULE 9

                                FACTORING ARRANGEMENTS




                                         Nil

                                     SCHEDULE 10

                                    NJA GUARANTEES


- --------------------------------------------------------------------------------------------------------------------------
           GUARANTOR                 BENEFICIARY         DOCUMENT              DATED             BRIEF DESCRIPTION OF
                                                                                                OBLIGATIONS GUARANTEED
- --------------------------------------------------------------------------------------------------------------------------
1.   Neville Jeffress              Commonwealth        Deed of Cross       22 September        All moneys from time to
     Australia Pty Ltd (ACN        Bank of             Guarantee           1993                time owing by certain
     000 155 448)                  Australia                                                   Vendor Group companies
                                                                                               to the Bank under
                                                                                               various facilities
                                                                                               provided by it.
- --------------------------------------------------------------------------------------------------------------------------
2.   Neville Jeffress -            Commonwealth        Deed of Cross       22 September        Same as 1 above.
     Queensland Pty Ltd (ACN       Bank of             Guarantee           1993
     010 568 564)                  Australia
- --------------------------------------------------------------------------------------------------------------------------
3.   Neville Jeffress              AGC and AGC         General             9 March 1993        All liabilities and
     Sydney Pty Ltd (ACN 001       (Advances)          Deed of                                 obligations of various
     865 612)                      Limited             Collateralisation                       Vendor Group companies
                                                                                               to AGC Ltd and AGC
                                                                                               (Advances) Ltd under
                                                                                               various facilities
                                                                                               provided by them.
- --------------------------------------------------------------------------------------------------------------------------
4.   Neville Jeffress Perth        AGC and AGC         General             9 March 1993        Same as 3 above
     Pty Ltd (ACN 008 688          (Advances)          Deed of
     551)                          Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
5.   Neville Jeffress              AGC and AGC         General             9 March 1993        Same as 3 above
     Victoria Pty Ltd (ACN         (Advances)          Deed of
     006 491 845)                  Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
6.   Armstrong's -                 AGC and AGC         General             9 March 1993        Same as 3 above
     Queensland Pty Ltd (ACN       (Advances)          Deed of
     007 033 605)                  Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
7.   Armstrong's - WA Pty          AGC and AGC         General             9 March 1993        Same as 3 above
     Limited (ACN 009 382          (Advances)          Deed of
     718)                          Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
8.   Neville Jeffress              AGC and AGC         General             9 March 1993        Same as 3 above
     Australia Pty Ltd (ACN        (Advances)          Deed of
     000 155 448)                  Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------



                                       65

- --------------------------------------------------------------------------------------------------------------------------
           GUARANTOR                 BENEFICIARY         DOCUMENT              DATED             BRIEF DESCRIPTION OF
                                                                                                OBLIGATIONS GUARANTEED
- --------------------------------------------------------------------------------------------------------------------------
9.   Neville Jeffress (NSW)        AGC and AGC         General             9 March 1993        Same as 3 above
     Pty Ltd (ACN 000 331          (Advances)          Deed of
     699)                          Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
10.  Neville Jeffress -            AGC and AGC         General             9 March 1993        Same as 3 above
     Queensland Pty Ltd (ACN       (Advances)          Deed of
     010 568 564)                  Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
11.  Neville Jeffress              AGC and AGC         General             9 March 1993        Same as 3 above
     Financial Pty Ltd (ACN        (Advances)          Deed of
     004 007 292)                  Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
12.  Neville Jeffress -            AGC and AGC         General             9 March 1993        Same as 3 above
     Parramatta Pty Ltd (ACN       (Advances)          Deed of
     000 566 236)                  Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
13.  Armstrong's Australia         AGC and AGC         General             9 March 1993        Same as 3 above
     Pty Ltd (ACN 005 258          (Advances)          Deed of
     319)                          Limited             Collateralisation
- --------------------------------------------------------------------------------------------------------------------------
14.  Neville Jeffress              AGC Ltd and AGC     Master              Undated             Due and punctual
     Sydney Pty Ltd (ACN 001       (Finance) Ltd       Lease                                   payment of secured
     865 612)                                          Agreement                               moneys and performance
                                                       and Master                              of all the
                                                       Asset                                   Lessee's/Hirer's
                                                       Purchase                                obligations (including
                                                       Agreement                               Vendor Group companies)
                                                                                               under each Lease and
                                                                                               Asset Purchase Agreement
- --------------------------------------------------------------------------------------------------------------------------
15.  Neville Jeffress -            AGC Ltd and AGC     Master              Undated             Same as 14 above
     Victoria Pty Ltd (ACN         (Finance) Ltd       Lease
     006 491 845)                                      Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------
16.  Armstrong's                   AGC Ltd and AGC     Master              Undated             Same as 14 above
     Queensland Pty Ltd (ACN       (Finance) Ltd       Lease
     007 033 605)                                      Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------



                                       66

- --------------------------------------------------------------------------------------------------------------------------
           GUARANTOR                 BENEFICIARY         DOCUMENT              DATED             BRIEF DESCRIPTION OF
                                                                                                OBLIGATIONS GUARANTEED
- --------------------------------------------------------------------------------------------------------------------------
17.  Armstrong's WA Pty            AGC Ltd and AGC     Master              Undated             Same as 14 above
     Ltd (ACN 009 382 718)         (Finance) Ltd       Lease
                                                       Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------
18.  Neville Jeffress              AGC Ltd and AGC     Master              Undated             Same as 14 above
     Australia Pty Ltd (ACN        (Finance) Ltd       Lease
     000 155 448)                                      Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------
19.  Neville Jeffress              AGC Ltd and AGC     Master              Undated             Same as 14 above
     (NSW) Pty Ltd (ACN 000        (Finance) Ltd       Lease
     331 699)                                          Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------
20.  Neville Jeffress -            AGC Ltd and AGC     Master              Undated             Same as 14 above
     Queensland Pty Ltd (ACN       (Finance) Ltd       Lease
     010 568 564)                                      Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement

- --------------------------------------------------------------------------------------------------------------------------
21.  Neville Jeffress -            AGC Ltd and AGC     Master              Undated             Same as 14 above
     Financial Pty Ltd (ACN        (Finance) Ltd       Lease
     004 007 292)                                      Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------
22.  Neville Jeffress -            AGC Ltd and AGC     Master              Undated             Same as 14 above
     Parramatta Pty Ltd (ACN       (Finance) Ltd       Lease
     000 566 236)                                      Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------



                                       67

- --------------------------------------------------------------------------------------------------------------------------
           GUARANTOR                 BENEFICIARY         DOCUMENT              DATED             BRIEF DESCRIPTION OF
                                                                                                OBLIGATIONS GUARANTEED
- --------------------------------------------------------------------------------------------------------------------------
23.  Armstrong's Australia         AGC Ltd and AGC     Master              Undated             Same as 14 above
     Pty Ltd (ACN 005 258          (Finance) Ltd       Lease
     319)                                              Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------
24.  Neville Jeffress              AGC Ltd and AGC     Master              Undated             Same as 14 above
     Canberra Pty Ltd (ACN         (Finance) Ltd       Lease
     008 612 628)                                      Agreement
                                                       and Master
                                                       Asset Purchase
                                                       Agreement
- --------------------------------------------------------------------------------------------------------------------------
25.  Neville Jeffress              Parraween           Deed of             15 February         Sale value of premises
     Australia Pty Ltd (ACN        Productions Pty     Guarantee           1993                located at 12 Palmer
     000 155 448)                  Ltd                                                         Street, North
                                                                                               Parramatta
- --------------------------------------------------------------------------------------------------------------------------


SIGNED by a director for and on behalf )  /s/ Neville Jeffress
of NEVILLE JEFFRESS HOLDINGS           )  --------------------------------
PTY LIMITED in the presence of:        )


/s/ John O'Connor
- ------------------------------------
Witness



SIGNED by a director for and on behalf )  /s/ Don Gill
of PETZOW HOLDINGS PTY LTD in          )  --------------------------------
the presence of:                       )


/s/ John O'Connor
- ------------------------------------
Witness



SIGNED by a director for and on behalf )  /s/ Andrew J. McKelvey
of TMP AUSTRALIA PTY LTD in            )  --------------------------------
the presence of:                       )


/s/ Michael Yates
- ------------------------------------
Witness



SIGNED by a director for and on behalf )  /s/ Philip Bush
of NEVILLE JEFFRESS AUSTRALIA          )  --------------------------------
PTY LIMITED in the presence of:        )


/s/ John O'Connor
- ------------------------------------
Witness